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                                                                    EXHIBIT 10.9

                                   AGREEMENT

         This agreement ("Agreement) dated as of May 5, 1995 is entered into by and between Search Capital Group, Inc. ("Search"), and Louis Dorfman, Trustee ("Trustee") of The SBM Trust ("Trust") not in his individual capacity but as Trustee of The SBM Trust.

                                    RECITALS

         WHEREAS, the Trust is the owner of 1,312,127 shares of Search's common stock, $0.01 par value per share (the "Shares"); and

         WHEREAS, Search determined that it is in its best interest to purchase 500,000 of the Shares, and to obtain a proxy and a right of first refusal on the remainder of the Shares; and

         WHEREAS, following such determination, Search made corresponding requests of the Trust; and

         WHEREAS, the Trust is willing to sell 500,000 of the Shares and to grant a proxy and right of first refusal to Search on the remainder of the Shares provided that Search agrees to give to the Trust the right to put such remaining Shares to Search;

         NOW, THEREFORE, for the mutual promises recited herein and Ten Dollars ($10.00) and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by the parties hereto, and with the intent to be legally bound hereby, the parties hereto agree as follows:

1. PURCHASE OF COMMON STOCK. Contemporaneously with the execution of this Agreement, Search shall purchase from the Trust Five Hundred Thousand (500,000) of the Shares. The purchase price shall be Two Dollars and Twenty-Five Cents ($2.25) per Share, or a total of One Million, One Hundred Twenty Five Thousand Dollars ($1,125,000.00). Such purchase price shall be paid in U.S. dollars in good funds and may be made either by Federal wire transfer or certified check.

2. RIGHT OF FIRST REFUSAL. The Trust hereby grants to Search the priority right to purchase all or any portion of the remaining Shares owned by the Trust which may be from time to time offered for sale by the Trust upon the following terms:

         a.      The right of first refusal shall continue for two years.

         b. The right of first refusal shall not apply in the case of an open market sale of the Shares.

         c. Upon receipt of an arms-length offer from an unrelated party to purchase any or all of the Shares, the Trustee shall promptly give Search notice of such offer (the "Notice").
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         d.      The Notice shall specify the name of the offeror, the number of Shares to be purchased, the purchase price, and any other relevant terms or conditions applicable to the proposed sale to the offeror identified in the Notice.

         e. If Search does not notify the Trustee by 6:00 p.m. the following business day that Search will purchase the Shares then being offered for sale on the terms and conditions stated in the Notice, the Trust shall be free to sell the Shares to the third-party.

         f. If Search elects to purchase the Shares offered, Search shall tender a certified check in the appropriate amount at a closing to be held in Search's offices at 5:00 p.m. the business day following its election to purchase. At closing the Trustee shall tender, free or any liens or encumbrances, duly endorsed stock certificates evidencing the number of Shares specified in the Notice.

         g. Should Search fail to timely tender the purchase price, Search shall be deemed to have waived its right of first refusal.

         h. The right of first refusal shall cease as to any portion of the Shares sold by the Trust to a third party in conformity with this Section 2.

3. IRREVOCABLE PROXY. The Trust shall, upon closing of this Agreement, execute an irrevocable proxy in form and substance similar to that contained on Exhibit A hereof (the "Irrevocable Proxy"). Such irrevocable proxy shall be a proxy coupled with an interest binding all remaining Shares owned by the Trust. The Irrevocable Proxy shall terminate as to Shares retained by the Trust two years from the date of this Agreement. The Irrevocable Proxy shall terminate:

         a. as to Shares sold on the open market, upon transfer to a third party; and

         b. as to Shares not sold on the open market, upon compliance by the Trustee with the first refusal rights of Search under
                 Section 2.

4. PUT OPTION. Search grants Trustee the right (the "Put Option") to cause Search to purchase from the Trustee all, but not less than all, of the Shares unsold (the "Remaining Shares") upon the following terms:

         a. PURCHASE PRICE. The purchase price of the Remaining Shares shall be Two Dollars and Twenty-Five Cents ($2.25) per share.

         b. CLOSING. At closing the Remaining Shares shall be tendered free and clear of any liens or encumbrances. Upon such tender, the purchase price shall be paid in U.S. dollars in good funds by means of cashier's check or Federal wire transfer.


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         c.      TIME FOR EXERCISE. The Trustee shall notify Search at least thirty (30) days prior to the expiration of twenty four months following the execution of this Agreement that Trustee intends to exercise the Put Option. If so exercised, closing shall take place within five (5) business days following the expiration of such twenty four month period.

         d. ANTI-DILUTION PROVISIONS. In the event that Search issues additional shares of its common stock as a stock dividend or as part of a stock split, or if Search reduces the number of its issued and outstanding shares of common stock as a result of a reverse stock split, the number of the remaining Shares subject to the right of first refusal and the Put Option, and the purchase prices herein specified shall all be appropriately adjusted.

5. CONTINUING OWNERSHIP INTEREST. Subject to the terms of this Agreement, the Trust shall be entitled to all rights of ownership of the Shares, including, without limitation, the right to receive cash or stock dividends.

6.       MISCELLANEOUS PROVISIONS.

         a. PIGGY-BACK REGISTRATION. Should Search register its common stock under the Securities Act of 1933, as amended, upon request and without cost to the Trust, Search shall at the same time register all Shares owned by the Trust.

         b. PROFESSIONAL FEES. Search shall be responsible and pay for the reasonable attorney's fees and accountant's fees incurred by each party hereto in relation to the negotiation and consummation of this Agreement. Each party hereto shall be responsible for its own professional fees in relation to the interpretation, enforcement or adjudication, if any, of this Agreement.

         c. REPRESENTATIONS AND WARRANTIES OF SEARCH. Search represents and warrants that the execution, delivery and performance of this Agreement has been duly authorized by all necessary corporate action and that this Agreement is a valid and binding obligation of Search enforceable according to its terms.

         d. REPRESENTATIONS AND WARRANTIES OF TRUSTEE. The Trustee represents and warrants that he is currently serving as the sole Trustee of The SBM Trust, that he has authority under the Trust Agreement of The SBM Trust to enter into this Agreement, and that this Agreement is a valid and binding obligation of the Trust enforceable according to its terms.

         e. INDEMNITY OF SEARCH. Search agrees to indemnify, save and hold Trustee and the Trust harmless from and against costs, expenses or disbursements (including attorneys' fees) liabilities, obligations, losses, damages, penalties, actions, judgments, or suits of any kind or nature whatsoever (collectively, the "Losses") INSOFAR ONLY as the Losses relate to a breach or alleged breach of a representation or warranty of Search under Section 6.c. On any action for which indemnity is provided under the foregoing sentence, Search agrees, if


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                 requested, to advance from time to time attorneys fees and costs incurred by the Trustee or Trust.

         f. INDEMNITY OF TRUST. The Trust agrees to indemnify, save and hold Search harmless from and against costs, expenses or disbursements (including attorneys' fees) liabilities, obligations, losses, damages, penalties, actions, judgments, or suits of any kind or nature whatsoever (collectively, the "Losses) INSOFAR ONLY as the Losses relate to a breach or alleged breach of a representation or warranty of Trustee under Section 6.d. On any action for which indemnity is provided under the foregoing sentence, the Trust agrees to advance from time to time attorneys fees and costs incurred by Search.

         g. AMENDMENTS, ETC. This Agreement may be amended, terminated or superseded only by an instrument signed by the party against whom such amendment, termination or supersession is sought to be enforced.

         h. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties and their respective heirs, legal representatives, successors, and assigns.

         i. ENTIRE AGREEMENT. This Agreement evidences the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes any prior agreements or undertakings with respect thereto.

         j. FURTHER ASSURANCES. The parties hereto agree to cooperate with each other and execute any and all documents and to do any and all things necessary to effectuate this Agreement.

         k. GOVERNING LAW AND JURISDICTION. THIS AGREEMENT SHALL BE GOVERNED UNDER THE LAWS OF THE STATE OF TEXAS AND VENUE FOR ANY MATTER BROUGHT BY ONE PARTY AGAINST THE OTHER CONCERNING THIS AGREEMENT SHALL BE ANY COURT OF COMPETENT JURISDICTION IN DALLAS COUNTY, TEXAS.

         l. SEVERABILITY. If any part of this Agreement is found invalid or unenforceable, that part will be amended to achieve as nearly as possible the same economic effect as the original provision and the remainder of this Agreement will remain in full force.

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         m.      NOTICES. All notices, requests, demands, and other
                 communications provided for or permitted hereunder shall be in writing and shall be sent by mail, telex, telecopier or hand delivery as follows:

                 Search Capital Group, Inc.     With a copy to (not constituting
                 700 N. Pearl Street            notice):
                 Suite 400, L.B. 401
                 Dallas, Texas 75201-2809       Search Capital Group, Inc.
                 Attn: President                700 N. Pearl Street
                 214 965 6000                   Suite 400, L.B. 401
                 214 965 6098 (fax)             Dallas, Texas 75201-2809
                                                Attn: General Counsel
                                                214 965 6000
                                                214 965 6098 (fax)

                 Louis Dorfman, Trustee
                 The SBM Trust
                 13101 Preston Road
                 Suite 409
                 Dallas, Texas 75240
                 214 661 1869
                 214 661 1871 (fax)

         IN WITNESS WHEREOF, the parties have signed this Agreement as of the date first written above.

                                        SEARCH CAPITAL GROUP, INC.

                                        By: /s/ ILLEGIBLE
                                            ------------------------------------
                                        Its: President and CEO
                                             -----------------------------------

                                        /s/ LOUIS DORFMAN
                                        ----------------------------------------
                                        Louis Dorfman, not individually, but
                                        as Trustee of The SBM Trust


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                                  EXHIBIT "A"

                               IRREVOCABLE PROXY

         The undersigned, in his capacity as Trustee of The SBM Trust and not in his individual capacity (the "Trustee), hereby appoints A. Brean Murray (or such other individual as may be designated the Board of Directors of Search Capital Group, Inc. from time to time) as his proxy and appoints him to represent and vote as he sees fit all, of the shares of common stock ("Shares") of Search Capital Group, Inc. ("Search"), as from time to time held in The SBM Trust. This irrevocable proxy, pursuant to the provisions of that certain agreement between Trustee and Search of even date herewith, is coupled with an interest in the Shares and shall continue until terminated pursuant to such agreement.

         Dated:     May 5, 1995


                              --------------------------------------------------
                              Louis Dorfman, not individually, but as Trustee of The SBM Trust

         Subscribed and Sworn to before me on _______________________, 199__.


                                        ----------------------------------------
                                        Notary Public in and for
(SEAL)                                  The State of Texas

                                        My commission expires:
                                                               -----------------
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                            SECRETARY'S CERTIFICATE

         I, Joe B. Dorman, Secretary of Search Capital Group, Inc. ("Search") do hereby certify that the following resolution was adopted and approved by the Board of Directors of Search on the 5th day of May 1995.

         WHEREAS, Search has determined that it is in the best interest of Search to purchase Five Hundred Thousand (500,000) shares of Search's $.0l par value common stock from the SBM Trust, and

         WHEREAS, the agreement between the SBM Trust and Search requires approval of Search's Board of Directors prior to the execution of such agreement.

         NOW, THEREFORE, BE IT RESOLVED, that the Agreement between Search and The SBM Trust is hereby approved, and once executed by George C. Evans, will constitute a valid and binding agreement upon Search.

         FURTHER RESOLVED, that George C. Evans is authorized and empowered to execute the aforementioned agreement in a form that is substantially similar to the Agreement considered this day by the Board of Directors and hereby placed in the Minutes of Search.

         WHEREAS, Search has requested that Sam Myers resign from the Board of Directors, and resign as an officer of Search and its subsidiaries, and Search and Myers have entered into an agreement WITH respect to his resignation, and

         WHEREAS, the agreement between Sam B. Myers, Jr. and Search requires approval of Search's Board of Directors prior to the execution of such agreement.

         NOW, THEREFORE, BE IT RESOLVED, that the Agreement between Search and Sam B. Myers, Jr. is hereby approved, and once executed by George C. Evans, will constitute a valid and binding agreement upon Search.

         FURTHER RESOLVED, that George C. Evans is authorized and empowered to execute the aforementioned agreement in a form that is substantially similar to the Agreement considered this day by the Board of Directors and hereby placed in the Minutes of Search.

                                        /s/
                                        ----------------------------------------
                                        Joe B. Dorman, Secretary
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                               IRREVOCABLE PROXY

         The undersigned, in his capacity as Trustee of The SBM Trust and not in his individual capacity (the "Trustee), hereby appoints A. Brean Murray (or such other individual as may be designated the Board of Directors of Search Capital Group, Inc. from time to time) as his proxy and appoints him to represent and vote as he sees fit all, of the shares of common stock ("Shares") of Search Capital Group, Inc. ("Search"), as from time to time held in The SBM Trust. This irrevocable proxy, pursuant to the provisions of that certain agreement between Trustee and Search of even date herewith, is coupled with an interest in the Shares and shall continue until terminated pursuant to such agreement.

         Dated:      May 5, 1995

                              /s/ LOUIS DORFMAN
                              --------------------------------------------------
                              Louis Dorfman, not individually, but as Trustee of The SBM Trust

         Subscribed and Sworn to before me on May 5th, 1995.

                                        /s/ CAROLYN J. MALONE
                                        ----------------------------------------
                                        Notary Public in and for
(SEAL)                                  The State of Texas

                                        My commission expires: 11/26/96
                                                               -----------------
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                            SECRETARY'S CERTIFICATE

         I, Joe B. Dorman, Secretary of Search Capital Group, Inc. ("Search") do hereby certify that the following resolution was adopted and approved by the Board of Directors of Search on the 5th day of May 1995.

         WHEREAS, Search has determined that it is in the best interest of Search to purchase Five Hundred Thousand (500,000) shares of Search's $.0l par value common stock from the SBM Trust, and

         WHEREAS, the agreement between the SBM Trust and Search requires approval of Search's Board of Directors prior to the execution of such agreement.

         NOW, THEREFORE, BE IT RESOLVED, that the Agreement between Search and The SBM Trust is hereby approved, and once executed by George C. Evans, will constitute a valid and binding agreement upon Search.

         FURTHER RESOLVED, that George C. Evans is authorized and empowered to execute the aforementioned agreement in a form that is substantially similar to the Agreement considered this day by the Board of Directors and hereby placed in the Minutes of Search.

         WHEREAS, Search has requested that Sam Myers resign from the Board of Directors, and resign as an officer of Search and its subsidiaries, and Search and Myers have entered into an agreement with respect to his resignation, and

         WHEREAS, the agreement between Sam B. Myers, Jr. and Search requires approval of Search's Board of Directors prior to the execution of such agreement.

         NOW, THEREFORE, BE IT RESOLVED, that the Agreement between Search and Sam B. Myers, Jr. is hereby approved, and once executed by George C. Evans, will constitute a valid and binding agreement upon Search.

         FURTHER RESOLVED, that George C. Evans is authorized and empowered to execute the aforementioned agreement in a form that is substantially similar to the Agreement considered this day by the Board of Directors and hereby placed in the Minutes of Search.

                                        /s/
                                        ----------------------------------------
                                        Joe B. Dorman, Secretary